UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2026

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RAVE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

________________________________________

Missouri	0-12919	45-3189287
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3551 Plano Parkway, The Colony, Texas 75056

(Address of Principal Executive Offices) (Zip Code)

(469) 384-5000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountants.

(a)             Effective February 10, 2026, Rave Restaurant Group, Inc. (the “Company”) dismissed Whitley Penn LLP (“Whitley Penn”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee of the Company’s board of directors.

The reports of Whitley Penn on the Company’s financial statements as of and for the fiscal years ended June 29, 2025, and June 30, 2024, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended June 29, 2025, and the subsequent interim period preceding such dismissal, (i) there was no disagreement with Whitley Penn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Whitley Penn, would have caused Whitley Penn to make reference to the subject matter of the disagreement in connection with their reports, and (ii) there were no “reportable events” within the meaning of Item 304(a) (1)(v) of Regulation S-K.

The Company has provided Whitley Penn with a copy of the disclosures contained in this Form 8-K and has requested that Whitley Penn furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether Whitley Penn agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of the letter from Whitley Penn concurring with the statements contained herein is attached as Exhibit 16.1 to this Form 8-K.

(b)           Effective February 10, 2026, the Company engaged Bodwell Vasek Wells DeSimone, LLP P (“BVWD”) as the independent registered public accounting firm to audit the Company’s financial statements. During the two fiscal years ended June 29, 2025, and the subsequent interim period preceding such appointment, the Company did not consult with BVWD regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement with BVWD or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Whitley Penn, LLP letter dated February 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: February 17, 2026	By: /s/ Jay Rooney
Jay Rooney
Chief Financial Officer

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